IMAGEWARE SYSTEMS, INC. FQ2 2017 EARNINGS CALL AUG 14, 2017

Call Participants

EXECUTIVES

S. James Miller
Chairman and Chief Executive
Officer

ANALYSTS

Harvey R. Kohn

Robert London

Robert Warren Stone
Cowen and Company, LLC,
Research Division

IMAGEWARE SYSTEMS, INC. FQ2 2017 EARNINGS CALL AUG 14, 2017

Presentation

Operator

Good afternoon, everyone, and thank you for participating in ImageWare Systems' Corporate Update Call to highlight their progress since it's last update on May 10, 2017.

Joining us today are ImageWare Systems' Chairman and CEO, Mr. Jim Miller;and the company's CFO, Mr. Wayne Wetherell. Following their remarks, we'll open the call for your questions.

Any statements contained in this document that are not historical facts are forward-looking statements as definedin the U.S. Private Securities Litigation Reform Act of 1995. Words such as anticipates, believe, estimate, expect, forecast, intend, may, plan, project, predict, if, should and will and similar expressions as they relate to ImageWare Systems, Inc. are intended to identify such forward-looking statements.

ImageWare may, from time to time, update these publicly-announced projections, but it is not obligated to do so. Any projections of future results of operations should not be construed in any manner as a guarantee that such results will, in fact, occur. These projections are subject to change and could differ materially from final reported results.

For a discussion of such risks and uncertainties, see Risk Factors in ImageWare's annual report on Form 10-K for the fiscal year ended December 31, 2016, and its other reports filed with the Securities and Exchange Commission under the Securities 3 Exchange Act of 1934 as amended.

Readers are cautioned not to place any undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

I would like to remind everyone that this call will be available for replay through September 14, 2017, starting at 8:00 p.m. Eastern tonight. A webcast replay will also be available via the link provided in today's press release as well as available on the company's website at www.iwsinc.com. Any redistribution, retransmission or rebroadcast of this call in any way without the expressed written consent of ImageWare Systems, Inc. is strictly prohibited.

Now I would like to turn the call over to the Chairman and Chief Executive Officer of ImageWare Systems, Mr. Jim Miller. Sir, please go ahead.

S. James Miller
Chairman and Chief Executive Officer

Well, thank you, Vicky, and good afternoon to everyone. As you saw at the close of the market today, we reported financial results for the second quarter ended June 30, 2017.

I'd like to begin today's call by speaking first about some specific financial results for the quarter, and afterwards walk you through some recent developments. In the second quarterof 2017, total revenues were up 6% to $1.1 million compared to $1 million in the second quarter of the prior year. Gross margin in the second quarter was up 400 basis points to 76.4% from 72.4% in the same quarter a year ago, which the increase is primarily due to greater high-margin software licensing revenue in the quarter.

Net loss in the second quarterof 2017 was $2.5 million or negative $0.03 per share compared to a loss of $2.1 millionor negative $0.02 per share last year.

At June 30, 2017, cash and cash equivalents totaled $0.1 million compared to $1.6 million at December 31, 2016. As of June 30, 2017, we carried $6 million in debt compared to $2.5 million at December 31, 2016, and we had no additional borrowing capacity remaining on the line of credit.

We remain highly focused on expanding our business into nongovernment sectorswhile continuing our mission to integrate our patented Biometric Engine into the cloud and mobile markets, principally via our GoVerifyID product. Our strategy continue to be straightforward and correct. We rely heavily on long-term engagements with large organizations that will partner with us as a small company and bring our products to the world. The strategy takes time to generate revenue, however, we believe that our successful partnership expansions during the second and early in the third quarters are clear evidence that we are trending in the right direction.

IMAGEWARE SYSTEMS, INC. FQ2 2017 EARNINGS CALL AUG 14, 2017

First, we transitioned our long-running partnership with Fujitsu via a multiyear agreement for marketing and sales covering Europe, the Middle East, Africa, India and the Americas. Our new agreement enhances Fujitsu's biometric security solutions portfolio and allows their customers to deploy the ImageWare Systems' GoVerifyID family of products to quickly and easily upgrade their security processes via the Fujitsu Biometrics-as-a-Service, Identity-as-a-Service and smart originations solutions. We view this partnership expansion as an extremely important development on our path to profitability, as Fujitsu will now license and actively market and sell the IWS suite of products under the Fujitsu brand.

So we've now transitioned from simply being a technology partner and waiting for a rollout by Fujitsu to now actually supporting Fujitsu's marketing and sales effortsin a rollout. It is a very important milestone.

As we have discussed before, the biometric market has been a little slower than projected in its rollout to consumer adoption. Market analysts, who predicted critical mass and time periods, such as 2015 to '16, had now moved their projections to a time period that has now started in parts of the world and for the rest of the world in late '17 and early '18. Now this kind of market evolution is not new, should think literally of any new technology that becomes a product from color TV to cable TV, from the PC itself to the cell phone, they all took time to roll out. There were no immediate hits. And while frustrating for investors, and your management are also investors, please keep in mind 2 things. One, take a breath. The slower- than-expected projected rollout in the consumer market has impacted all players in the space, IWS and all others without exception. The good news is that the rollout is definitely underway now. Second, many potential customers spent the time planning and studying what is required to successfully deploy large- scale systems. And now smarter and wiser about their own requirements and how best to successfully navigate to get their employees or customers using what is still new technology and evolving products, are moving to the sales of those products.

At ImageWare, we think this bodes well for us particularly. For now, they understand that the infrastructure we have built are patented, powerful, scalable, agnostic and secure Biometric Engine, coupled with our GoVerifyID for enterprise and commercial consumer, integrate to provide the industry's only turnkey biometric authentication system capable of scaling into the tens and hundreds of millions.

As an industry executive said last week, there are many, many options for collecting biometric data at the front-end, but only 1 product that provides the infrastructure in a timely fashion at the back-end, and that is the IWS platform. We remain, not only optimistic, but downright confident in our future. As many of you saw from the press release Fujitsu put out on July 19, we have converted our technology partnership to a full-blown sales and marketing partnership in the Americas, Europe, Middle East, Africa and India. We will shortly sign similar agreement covering the Asia-Pacific region,where we have already deployed our multitenant algorithm agnostic biometric system in full support of Fujitsu's sales efforts ahead of the formal partner -- paperwork partnership.

In the EMEA region, Fujitsu is now fully trained and has aggressive sales efforts in high gear with some very exciting opportunities and in active sales discussions with customers. In the Americas, Fujitsu and we announced the new phase of our partnership in the last 3 weeks. And in that time, we've conducted product training, and are pleased to report that due to the potential in the market, Fujitsu is already expanding its sales force in the Americas region.

We're particularly excited about Fujitsu's announcement of a federated identity system to be delivered to several large corporations scheduled for initial delivery late in this current quarter. These companies who are leaders in the telco and financial services space will provide their customers with biometric authenticated identity management using Fujitsu's Biometrics-as-a-Service products, which is anchored by the IWS Biometric Engine and the GoVerifyID products in a project that will involve millions of users.

On other fronts, our partners at IBM have advised us that our patented Biometric Engine will be included in the next version of IBM's IAM, one of the premier identity management products in the world and one used by a number of Global 50 companies, such as AT&T. This means that when an IAM customer desires biometrics, they can use the IWS Biometric Engine and GoVerifyID to become biometrically-enabled using their choice of biometric modalities. And they will also be able to change those biometrics at will as their needs change going forward.

IMAGEWARE SYSTEMS, INC. FQ2 2017 EARNINGS CALL AUG 14, 2017

At HP, our partners have advised that they're in the closing stages on the first sale of our products. This, to a commercial customer in the Asia-Pacific region, who will commence operations with 100,000 users and ramp up to 1.5 million users total.

Also at HP, there are several other very exciting initiatives in the planning process involving GoVerifyID products both with HP Aruba and with the HP Enterprise.

With our partners at SAP, we are working on finalizing the marketing materials for a campaign geared to their top customers that will kick off in the early fall.

At FEMSA, we are now working to move enrollment to retail employees that represent a larger portion of their corporate workforce. So as you can see, there's a lot underway. And there's a lot underway because the industry is now hitting inflection. It's been a long journey but we're nearing the destination.

During the quarter, we partnered with Info X Distribution, a global distributor of storage and networking solutions to market and resell our GoVerifyID enterprise suite and SaaS solutions. This partner broadens our reach to thousands of additional resellers as Info X will actively market our GoVerifyID suite of products throughout North Americawith special emphasis on small- and medium-sized businesses.

During the quarter, we finished our final beta testing of our FDA-approved pillphone product, an IWS application that combines medical adherence and information while securedby biometrics. This very successful test, conducted with a world-renowned asthma clinic, has cleared away for launch later this month with the quality reference customer in place.

We are also proud to announce that we have finalized the integration of our identity management in credentialing software into 5 Alaskan airports. As you may recall from our last update, this was the third agreement in which an airport has entrusted our multimodal biometric authentication software to confirm the identity and background of their employees. More importantly, this engagement further validates the strong position of the ImageWare brand in the biometric landscape.

Further, speaking to our position during the quarter, we were honored to be recognized by CIO Applications, a technology print magazine, as the Top 25 Cyber Security Company for 2017, based on the GoVerifyID Enterprise Suite offering. I'd like to remind our listeners that the GoVerifyID Enterprise Suite is the first ever end-to-end biometric platform that seamlessly integrates with an enterprise's existing Microsoft authentication ecosystem. It offers businesses a turnkey solution for quick deployment and provides organizations with a wide choice of biometrics.

Our successful implementation and partnership expansions these last few months are a strong reflection of the momentum we're beginning to see in the business. And as we've said many times on these calls, the process we take with each partner is unique to that specific partner. It's thoughtful, deliberate, cautious and cannot be short-cut. And as we've also said often, it's not a light switch that you turn on with immediate results. Now seeing a global, a regional sales campaign, is not a casual endeavor, and each of our partners has their own process to navigate prior to going to market.
We also remind our listeners that all of the GoVerifyID and CloudID transactions are done on a Software- as-a-Service basis. This means that ImageWare will receive monthly revenues for each and every identity under management of our products. We think our partner strategy is the correct one, and that more than ever, we're in the right place at the right time with the right products. We remain extremely confident, based on our discussions with our partners and our understanding of the companies our partners are speaking to, regarding to the use of the products. And that these partnerships are now on the very cusp of paying significant dividends. And with that, we'll open the floor for questions.

IMAGEWARE SYSTEMS, INC. FQ2 2017 EARNINGS CALL AUG 14, 2017

Question and Answer

Operator

[Operator Instructions] We'll go first to Rob Stone with Cowen and Company.

Robert Warren Stone
Cowen and Company, LLC, Research Division

I wanted to ask first about when should we anticipate the time to revenue might be for some of these early engagements that you just described?

S. James Miller
Chairman and Chief Executive Officer

Sure, Rob. It's a really good question. It's going to vary depending on the region. Let's just start with Fujitsu. The EMEA region, so Europe, Middle East, India, Africa is out a bit in front of the Americas, just timing-wise. We did the marketing and sales deal with the European groups earlier, so they got off to a faster start, trained quicker in the market faster. Certain things in Europe requiring some accelerated implementation of security measures, particularly in banking and health care situations, so I -- we would expect that of things like Fujitsu, you will see revenues start first in Europe. We believe, based on our conversations with our partner, they will start this year, in the fourth quarter. The Americas, just behind it but no less powerful in the potential. In fact, the Americas, of course, are referred to the federated identity system, which is the original vision of this company and why we built a product such as the Biometric Engine. The idea that 1 identity could be used across multiple different companies for security and ease-of-use by a customer is now coming to reality. And as Fujitsu said, not ImageWare, Fujitsu said in their press release, delivery is scheduled for the initial product in this current quarter. So I think what that means is, realistically, revenue in Q4 or beyond. So we expect Fujitsu to start up here this year with the revenues. Other partners like, as I referred to in the remarks just now, HP is closing in on their first deal in Asia. We believe we'll see that this quarter actually based on, again, advice from our partners. IBM, a little tougher to predict revenue at this point because the product is just finishing certification, is going to go out to the market later in the -- late August, early September time frame. There are a number of other initiatives that are out there, from the pillphone to just our own sales efforts with GoVerifyID that are in various stages of finishing things up. But we have a number of things that are right on the edge of going to a contract and, therefore, to revenue. So we're expecting to see revenue from that over the next couple of months and in this year as well.

Robert Warren Stone
Cowen and Company, LLC, Research Division

Good. So in the meantime, you noted that the level of cash on the balance sheet is quite low and you've tapped out your current borrowing facility. So what are your plans to manage liquidity and operating funds in the meantime?

S. James Miller
Chairman and Chief Executive Officer

Yes. A couple of different things that we're pursuing. We are taking a look at doing what I will refer to as a tactical financing. By that, I mean a smaller financing that we believe will get us from here to the place where revenue generates in a positive way inside the company and we can fund our requirements through the sales of products. In the meantime, we have also been in discussions with strategic partners about investments. And we have had several existing shareholders that have stepped up to fund the company in the short term as it needs capital.

Robert Warren Stone
Cowen and Company, LLC, Research Division

IMAGEWARE SYSTEMS, INC. FQ2 2017 EARNINGS CALL AUG 14, 2017

So do you feel that the -- based on your dialogue with customers at this point, is the state of the balance sheet something that's -- may complicate closing these pending deals? Or are they comfortable with the situation, your cash needs in the short term?

S. James Miller
Chairman and Chief Executive Officer

Yes. So far, comfortable, and will not complicate closing the deals that I just spoke of, no.

Operator

[Operator Instructions] We'll go next to Harvey Kohn with HRK Strategic Advisory.

Harvey R. Kohn

This is going to be short because I had 4 questions and you answered, really, well, 4 of them answered. I just -- I know this is going to be a little repetitive but I have to say, it seems to me to be the obvious if you think you've answered it well that's okay. But we've heard things like -- this before from our friends at Fujitsu,and yet have not resulted in any revenues. And I'm just curious why you're so comfortable at this stage? Or what you think the difference is?

S. James Miller
Chairman and Chief Executive Officer

Well, thank you. It's a fair question. But I would respectfully disagree. We have never heard this from Fujitsu before. That seems to be a misimpression in the investor group at ImageWare. What you've seen before from Fujitsu is agreement to be technological partners, to work with the products to see if there's some situational ability to move them into market, but to learn whether or not we are going to be good partners going forward. That processis now fully completed, products are fully integrated. And for the first time ever, Fujitsu is going to market in a big, broad, consistent way with a product,Biometric-as-a- Service, and another product, Identity-as-a-Service, that at the very core of which is netted into -- is the Biometric Engine and the GoVerifyID products. So we have never before had a company that is willingto put their brand name, and I want to stress that, I think that's a very, very, very key point. By the way, I don't think you can find another company out there, either, that's had that happened to them, that is an OEM or the ability of a product to be taken by a company and sold them through its brand name. That's different than just a casual reseller agreement or even a technological partner agreement. This is a company that has plenty of optionsin the world. They considered them. They built a marketing and sales plan, they assessed the situation and felt the market was right. They assessed the return on investment and felt it was handsome and profitable enough to proceed spending their money to market, essentially, our product. And they're in the process of doing that. So I, again, respectfully dissent. I just -- this is a first for this company, and it's an enormously big and powerful milestone. This is why we targeted a partner like Fujitsu. They are big. They are reputable. They are formidable. They know how to do these things and they are now throwing the entire weight of their corporation, in a number of regions around the world, behind our products. So we believe that good things will occur here in the very short term from that.

Operator

We'll go next to Robert London with London Family Trust.

Robert London

[Audio Gap] What they think sort of with their budgeting, what the forecast are for EMEA and for the Americas. And as I understand it, they'll also be launching in Japan next month?

S. James Miller
Chairman and Chief Executive Officer

There's different regions, Asia Pacific is broken up into different regions. So it's more of a serial -- it's a serial move through a number of regions that end in the Japan market. There are a number of factors, most of which actually don't involve ImageWare, that is the rolloutof the K5 Cloud and some other products that they're selling along with this effort. So those things have to all fall into place in the regions, and that triggers the rollout of the products.

IMAGEWARE SYSTEMS, INC. FQ2 2017 EARNINGS CALL AUG 14, 2017

Robert London

But you'll be in all 5 regions so, is that what you're saying?

S. James Miller
Chairman and Chief Executive Officer

It is. The company has advisedus that they are proceeding to a global launch, yes.

Robert London

As I understand that in [indiscernible] twice the size of the U.S. and Japan is like 6x the size of the U.S.

S. James Miller
Chairman and Chief Executive Officer

Well, yes. That's -- I think that sounds more or less correct, Bob. But keep in mind, that's a market with a lot of different products and not Biometrics solely. So I think you'll still see -- I think Japan is an amazingly high potential market, of course,but the Americas is a huge opportunity. And the Europe, Middle East, India, Africa market, again, for reasons that are unique to those areas, there are some security regulations and rules that are causing people to accelerate their adoption, which we and Fujitsu will accelerate sales.

Robert London

Great. And has Fujitsu shared with you what date they'll be giving you some budgets or some ideas? Or any kind of indication of what they think they can do?

S. James Miller
Chairman and Chief Executive Officer

Yes. They've - they are -- they believe the market is extremely high, high sales, highly profitable market. Other than that specific numbers, they have not released to the public. So I'm not in a position to release them. They, too, are a public company so we have to respect that. But look, they're pretty fired up about this marketplace, so we're pretty fired up about this marketplace. And they're putting their money where their mouth is, by the way. And any of our listeners, who have operated the business know that starting and prosecuting a global sales effort is not an inexpensive endeavor.

Robert London

All right. Have they told you how many salesman do they have that they're -- that will be selling Biometrics-as-a-Service?

S. James Miller
Chairman and Chief Executive Officer

Well, I believe in the Americas they now have 24, and they're going to increase to 30. And Bob I'm not certain it's that number or -- the bigger number in the Europe, Middle East, India, Africa market, that large geographical region, so that just makes sense there. But there's a lot of folks. And then of course, those folks will support it, those are just the sales people. There's a marketing effort,there's a -- there's customer support effort, there'sa sales and marketing support effort. It's a big effort, really big.

Robert London

Right. Yes. And then just one more question. Jim, could you talk a little bit more about this federated identity project? It sounds like they -- and as said in the press release, several major players. Could you give us any, kind of, color on that, and any kind of idea of numbers or pricing or -- what can you tell us about that?

IMAGEWARE SYSTEMS, INC. FQ2 2017 EARNINGS CALL AUG 14, 2017

S. James Miller
Chairman and Chief Executive Officer

Well, it's -- the federated identity system, as simply put, is the concept of taking 1 vetted enrolled biometric entity and using it across a variety of other tenants or other companies. So if I have your biometric identity enrolled, I can, as a company you are doing business with, with your permission, of course, use it to -- for other partners, who might also want to use biometric authentication for your ease of use and security. So in that way, you get a tremendous acceleration of identities managed, and of course, you are paid for each of those by each of those companies. So it's also a pretty big expansion of the sales pool as well. It was, as I said earlier today, the original vision of this company. So we are really excited and proud that it's being rolled out, pretty much in a fashion that we imagine that it would be. And of course, the Biometric Engine platform being built for this use is the perfect choice to anchor it, which it is going to. Beyond that, Fujitsu and we have agreed to just characterize it as a major telco at this point, along with a major financial services company. Those folks might be joined by other people as this goes along. But all this is -- we are scheduledto make an initial delivery this quarter as Fujitsu said in their release, and we are on track to do that. So all these identities of these folks will be revealed. As -- I don't think Bob that anybody has published the pricing on this that we're anticipating yet. So again, I'm not going to go somewhere that our agreements with all the parties here prohibit us from going to. But we -- it is a 50-50 revenue split with our partners at Fujitsu. And folks should think in the -- in that $0.40 to $0.50 range that we've talked about often before.

Robert London

A month, $0.40 to $0.50 a month?

S. James Miller
Chairman and Chief Executive Officer

That is correct. And then that's a...

Robert London

How about the number of identities, will they share -- can we share that? Or is that still...

S. James Miller
Chairman and Chief Executive Officer

No. Right now, our partners are comfortable with saying it's millions of identities that are projected. That's it. It's a big number.

Operator

At this time this concludes our question-and-answer session. I would now like to turn the call back over to Mr. Miller for closingremarks.

S. James Miller
Chairman and Chief Executive Officer

Thank you, Vicky. We've often talked about the process of technology adoption and how it cannot be short-cut. And while we all think it should somehow go faster, replacing a 50-year protocol known as PINs and passwords, which in turn, represents 50 years of behavior and systems design, is a process that's just not easy. Whether it's our personalized or our efforts at buildinga business change is stubborn. But the unmistakable signs of it are always there for the astute observer. They can see it, and they realize it's afoot.

Our partner companies see it, too. And that's why they have selected the IWS products and solutions to go to market now. They've selected our products because they're the best-in-class and they respond to the reason for change. They're going to market becausethey see that the market is ready for adoption of this new, more secure and easier to use method of security. And make no mistake, at the end of the day, they go to market with the IWS for only 1 real reason, they believe it's an enormous opportunity, and the time to go after its revenue is now, more than ever in our history. We emphatically agree. And we encourage all investors, current and prospective, to think about that as they consider the options in this industry and with respect to IWS. As everyday it becomes clear that biometric authentication of our identity is a big, visible market whose time has come and is here to stay. And that our products will play a foundational role as it proceeds.

As always, we'd like to thank everyone for joining and appreciate your time and ongoing support. We're looking forward to speaking to you along the way and in our next quarterly call. Thank you, and we bid a good afternoon to all of you.

Operator
That does conclude today's conference call. Thank you for your participation. You may now disconnect.

IMAGEWARE SYSTEMS, INC. FQ2 2017 EARNINGS CALL AUG 14, 2017

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